Exhibit 10.7

Lease Agreement

Rental Lots:	1. LOT NO. 1302 IN D.D.119	9. LOT NO.1317 IND.D.119
	2. LOT NO. 1303 IN D.D.119	10. LOT NO. 1294 IN D.D.119
	3. LOT NO. 1304 IN D.D.119	11. LOT NO. 1295 IND.D.119
	4. LOT NO. 1305 IN D.D.119	12. LOT NO. 1298 IN D.D.119
5. LOT NO. 1307 IN D.D.119
6. LOT NO. 1314 IN D.D.119
7. LOT NO. 1315 IN D.D.119
8. LOT NO. 1316 IN D.D.119

The above 12 lots, hereinafter collectively referred to as the “Lots”

Lessor (Party A): GIANT WINNER LIMITED

Tenant (Party B): UNITED WAREHOUSE MANAGEMENT LIMITED

Lease Period：The parties have agreed that the term of the tenancy will be six years, i.e. from 1 April 2024 to 31 March 2030. At the expiration of the lease, Party B has the right of priority to renew the lease for another six years, and the new rent will be set according to the current market value, and a new lease will be signed.

Rent:	For the first six years, the monthly rent will be HKD$100,000.00; For the next six years, the monthly rent will not be less than HKD$100,000.00 or whatever the current market value;

The size of the site：approx 80,000 sq ft

The Agreement was entered into by the lessor and the tenant on 1 April, 2024.

The landlord, lessor, tenant, tenancy, rent and leased lot are set out in "Schedule 1" respectively and agree to abide by and perform the following terms：

1.	The tenant is required to pay the specified rent to the lessor on the first day of each month during the tenancy period. If the rent is not paid by the tenant within 14 days from the date of payment of the rent, the lessor shall have the right to take appropriate action to recover the rent owed by the tenant and all costs and expenses incurred therefrom shall constitute a debt owed by the tenant to the lessor.

2.	The Lessor undertakes to lease the above lot to the tenant with the Landlord's authorization and to handle all matters relating to the above lot.

3.	The Lessor agrees that the Tenant may add to or make any alterations to the Lot and the Lot during the tenancy period, and the Lessor agrees to cooperate with the Tenant's application to the relevant government authorities for the Lot and Tenant need to meet the relevant commercial use.

4.	The Lessor agrees that the Tenant may transfer, sublet or sublease the Lot and the structures added to the Lot or any part thereof, or transfer the right to use the Lot or any part thereof, to any other person, etc., during the term of the Lease, and the relevant interest will be owned by the Tenant.

1

5.	The tenant shall comply with the laws and regulations of the Hong Kong S.A.R. and the terms and conditions of the relevant lease to which the lot belongs.

6.	The tenant is required to pay in full all Government rent, water charges, electricity charges, gas charges, telephone charges and other similar incidental charges in respect of the lot and the structures on the lot during the tenancy period.

7.	The tenant shall keep the lot in good condition of repair (except for natural wear and tear and damage caused by inherent defects) during the tenancy period and shall return the lot to the lessor in the same repaired condition or in its original condition upon expiry or termination of the tenancy.

8.	The lessor's purpose is to ensure that the tenant complies with and fulfills the terms and conditions of this tenancy agreement. If the Tenant defaults on the rent and/or other payments payable under this Agreement for more than 14 days or if the Tenant breaches any of the terms of this Agreement, the Lessor may lawfully repossess the Lot and the Lease shall be terminated immediately; The lessor may recover the loss suffered by the lessor as a result of the tenant's breach of contract, and this right will not affect the lessor's other legal actions as a result of the tenant's default.

9.	If the tenant pays the rent and miscellaneous charges on time and does not breach any of the terms of this agreement, the lessor shall not interfere with the tenant's interest in the lot during the tenancy period and shall not unilaterally repossess or terminate the tenancy agreement during the tenancy period.

10.	The tenant is responsible for paying the rates, Government rent and superstructure waiver fees in respect of the property. During the lease period, if the majority owner reclaims the above-mentioned land or the government expropriates or does not allow the use of the above-mentioned lot, Party A shall immediately notify Party B to discuss a solution, and if the solution is not established, Party B shall not seek compensation and any loss from Party A, and shall not object.

11.	The lessor and the tenant are jointly responsible for the stamp duty charges incurred in duplicate of this contract.

12.	The Lessor and the Tenant agree and agree to the detailed information set out in Schedule 1.

13.	The tenancy agreement is in duplicate with a four-page Schedule attached. This tenancy agreement has been agreed upon by both parties and all the terms and conditions of the tenancy agreement have been clearly understood and signed.

14.	The tenant has the right of first refusal to renew the lease upon expiry, and the new lease will be finalized at the prevailing market value and a new lease will be signed.

Lessor's Signature:

_____________________________
Company：GIANT WINNER LIMITED
Company Registration：0805064
Name：HSE WEI CHIAN
HKID: H421992(0)
Position：Director
Date：1 April, 2024

Tenant's Signature:

_____________________________
Company：UNITED WAREHOUSE MANAGEMENT LIMITED
Company Registration：3275454
Name：CHAN SZE YU
HKID: Z681692(5)
Position：Director
Date：1 April, 2024

2

Appendix 1

Rental lots:	1. LOT NO. 1302 IN D.D.119
2. LOT NO. 1303 IN D.D.119
3. LOT NO. 1304 IN D.D.119
4. LOT NO. 1305 IN D.D.119
5. LOT NO. 1307 IN D.D.119.
6. LOT NO. 1314 IN D.D.119
7. LOT NO. 1315 IN D.D.119
8. LOT NO. 1316 IN D.D.119
9. LOT NO. 1317 IN D.D.119
10. LOT NO. 1294 IN D.D.119
11. LOT NO. 1295 IN D.D.119
12. LOT NO. 1298 IN D.D.119

The above 12 lots are collectively referred to as the "Lots."”

Land Owners:	Follow the above Lot order

	1.	GIANT WINNER LIMITED
	2.	WELL VISION HOLDINGS LIMITED
	3.	HSU WEI LI
	4.	KAI MAN INTERNATIONAL LIMITED
	5.	TANG WAI SAN TONG
	6.	CHEUNG KA WUN TSO
	7.	TANG YIN YIK TONG
	8.	NAM KAI FUK TAK TONG
	9.	GIANT WINNER LIMITED
	10.	TANG YIN YIK TONG
	11.	TANG YIN YIK TONG
	12.	CHEUNG CHOI WUN TSO

Lessor ： GIANT WINNER LIMITED

Company Registration ：0805064

Address ：FLAT E, 32/F., TOWER3, AEGEAN COAST, TUEN MUN

Telephone ：_______________________________________

Contact ：_______________________________________

3

Tenants ： UNITED WAREHOUSE MANAGEMENT LIMITED

Company Registration：3275454

Address ：RM 1401, 14/F., PHASE I AUSTIN TOWER, NO.22/26 AYSTIN AVENUE, HONG KONG.

Telephone ：852-6606 3331

Contact ：Mr. Chan

Lease Period ：From 1 April, 2024 to 31 March, 2030年 (Include the first and last days)，

Rent ：HKD$100,000.00 monthly

Payment Method ：Rent deposit monthly

Bank Account：01257300007459 Bank of China (Hong Kong)

Account Name：GIANT WINNER LIMITED

4